REQUEST TO RECONSIDER
                       PRIOR [ABSTENTION] ["AGAINST" VOTE]


                                          (date)

To Shareholders of the
[Name of Fund]

      Recently we solicited your proxy vote on a number of important proposals. Because you returned a proxy form which indicated that you [abstained from voting on] [voted "against"] one or more proposals that are still open, we are contacting you again to ask that you reconsider your [abstention] [vote "against"] and vote in favor of the proposals. The Fund is very close to the requisite vote to approve the proposals and your vote may make a difference. The meeting has been adjourned to allow more time to obtain votes.

      The open proposals are proposal(s) [proposal number(s)]. Each of the proposal(s) would help the Fund achieve its investment objective by giving it more investment flexibility in the future to adapt to changing market environments, and to invest in a broader range of investment vehicles, [and help the Trustees govern the Trust], all in the best interests of shareholders. The proposals are described in more detail in the Proxy Statement. Please call 1-800-562-0032 if you need another copy of the Proxy Statement.

      Please indicate your vote, sign and return promptly the enclosed Supplemental Proxy form in the special accompanying envelope which will expedite processing and does not require any postage from you. (If your return envelope is for Federal Express, call for free pick-up at 1-800-238-5355.)

      You may receive a telephone call urging you to return your Supplemental Proxy form. If you have any questions, please contact State Street Research Shareholder Services toll-free nationwide at 1-800-562-0032 between 8 a.m. and 6 p.m. Eastern Standard Time.

      Thank you.

                                    State Street Research
                                    Shareholder Services




-----------------------------
Note:

   In some cases, persons with the same tax identification number and mailing address may have received proxy solicitation materials for different accounts in one package.

                                 [Name of Fund]
                                   a series of
                                 [Name of Trust]
                               SUPPLEMENTAL PROXY
                         Special Meeting of Shareholders


 The undersigned hereby submits this Supplemental Proxy to make the below indicated changes to the [vote(s)] [abstention(s)] previously submitted by the undersigned in connection with a Special Meeting of Shareholders as described in a related Proxy Statement dated _______________________.

 If a choice is specified for a proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IF NO CHOICES ARE SPECIFIED FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. The Board of Trustees recommends a vote FOR all proposals.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.



        PLEASE DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE


                                      FOR       AGAINST     ABSTAIN

 [recite proposal(s) from original   [    ]      [    ]      [    ]
 proxy card]
                                     [    ]      [    ]      [    ]

                                     [    ]      [    ]      [    ]


                                    IT IS IMPORTANT THAT THIS PROXY BE
                                    SIGNED AND RETURNED IN THE ENCLOSED
                                    ENVELOPE.

                                    DATE: __________________, 1996.

                                    NOTE: Please date and sign exactly as name or names appear hereon and return in the enclosed envelope, which requires no postage. When signing as attorney, executor, trustee, guardian or officer of a corporation, please give title as such.

                                    _______________________________________

                                    _______________________________________


                                    Signature(s) if held jointly (Title(s),
                                    if required)